UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2005

BENJAMIN FRANKLIN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	333-121154	04-3336598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Main Street, Franklin, Massachusetts	02038-0309

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 528-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Slide presentation

Item 7.01. Regulation FD Disclosure.

     Beginning on February 28, 2005, Benjamin Franklin Bancorp, Inc. intends to present to interested institutional investors and analysts a slide presentation that includes, among other things, information about its stock offering, its proposed acquisition of Chart Bank, and key financial objectives going forward. Benjamin Franklin Bancorp, Inc. will also make available a paper copy of the slide presentation to attendees.

     The information furnished pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99.1 Slide presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENJAMIN FRANKLIN BANCORP, INC.

Dated: February 25, 2005	By: /s/ Thomas R. Venables
Thomas R. Venables
President and Chief Executive Officer